1. First Quarter 2012 Earnings Call Presentation Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect,"
"project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding.
Operating return on equity is annualized operating income divided by average common stockholders' equity.
Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies, including the reciprocal exchanges.

2 Overview of the Operating Results

First Quarter Snapshot
Strong operating results, positive market trends and key accomplishments
•
Operating earnings of $21.9M
•
Positive market and pricing trends
•
Initiated successful rollout of personal lines system
Key strategic transaction with Canopius Group, Ltd. (April 25, 2012)
» 20% organic growth in premiums written and managed
» 7.8% increase from 1Q 2011
• Investment commitment in Canopius
• Options to accomplish two key strategic objectives:
» Investment of $75M represents 10.7% interest in Canopius to assist in its acquisition of Omega Insurance Holdings
» Potentially establish a presence at Lloyd’s, subject to the approval of Lloyd’s and the Financial Services Authority
» Merger with Canopius’ Bermuda reinsurance subsidiary to regain the Bermuda platform

0.56
0.49
1Q12 1Q11
Operating EPS($)
21.9
20.3
1Q12 1Q11
Operating Earnings ($ millions)
1Q12 Highlights
*Stockholders equity reduced by $77 million from stock repurchases and dividends since 1Q11
1Q11 includes $9.8 million of winter storm losses 1Q11 includes $0.23 per share of winter storm losses
1,058
1,043
1Q12 1Q11
Stockholders' Equity ($ millions)*
26.83
25.24
1Q12 1Q11
Book Value per Share ($)*

99.2
97.6
1Q12 1Q11
Combined Ratio Excluding the Reciprocals (%)
8.4
7.8
1Q12 1Q11
Operating Return on Equity (%)
1Q12 Highlights
467
390
1Q12 1Q11
Gross Premiums Written and Managed
($ millions)
1Q11 includes $9.8 million of winter storm losses

Organic Growth Initiative – 1
st
Quarter Update
• Expanded into mono-line commercial property, inland marine and surety lines of business
• Began expanding personal package policies outside Northeast focusing on affluent clients
• Began reorganizing the personal lines department under new leadership with national expansion plans
• Created new business unit, National Commercial Property, to focus on underwriting builders risk and mono-line commercial property (as a standalone product rather than as a part of package policy)
• Continued to see profitable growth from newly created assumed reinsurance and customized solution business units  ($54 million of GWP in the first quarter)
• Continued to hire talented underwriting managers to head various business units
• Established a new research department headed by a new manager to research, identify and analyze profitable growth opportunities
• Hired several marketing executives to implement our organic growth initiative
Products
Develop Entrepreneurial Businesses
Improve Growth-Related Business Functions

Commercial Personal Insurance
General Specialty Services
Business Units / Products
Small Business,
Middle Market and
National Property
National Programs, E&S,
Assumed Reinsurance and
Customized Solutions
Homeowners
and private
passenger auto
Fees from
Insurance  Services
1Q 12 GPW* ($ millions) $191 $146 $130 $7**
1Q11 GPW* ($ millions) $165 $  98 $127 $7**
1Q12 GPW Growth 16% 49% 2% n/a
Commercial Consolidated
Loss Ratio 67.6% 51.7% n/a
Expense Ratio 34.3% 37.3% n/a
Combined Ratio 101.9% 89% n/a
Retention 77% 91% n/a
Renewal Change 2.7 3.0% n/a
Business Segment Results
*  Gross premiums written and managed
** Total revenue for the segment

Net Loss and Loss Expense Ratio, Excluding Reciprocals
1Q12 Prior year loss development
• Mostly from discontinued commercial business from 2010 and prior accident years
• Slight revision to the loss development factors based on year end study
Improving loss ratio trends for the remainder of 2012
• Improved profitability of existing businesses due to re-underwriting and pricing actions
• Increased premium growth from newly created business units focused on profitable specialty and property businesses
• Declining impact of businesses terminated in 2010 and 2011
64.2
60.7
64.7
60.2
-3.56
-2.1
-2.4
1Q12 Storms Dev. Pro - Forma
1Q12
1Q11 Storms Dev. Pro - Forma
1Q11
Loss Ratio (%)
1Q12 1Q11

Expense Ratio Excluding Reciprocals
Revised allocation to claims costs resulted in 1 point year over year increase in other underwriting expenses (OUE) expenses
Commission rate higher year over year due to assumed reinsurance, this should trend down in second half of year
As systems initiatives relating to personal lines are completed, we expect scale advantage to drive expense ratio down
17.6%
18.4%
11.7%
12.9%
3.6%
3.7%
32.9%
35.0%
1Q11 1Q12
Commissions, net of ceding commissions
OUE, net of fees
BB&T expenses

Improving Investment Performance
Alternative investment commitment remains modest but assets have begun to generate positive returns in 1Q12 and should provide higher yield and diversification from interest rate risk inherent in fixed-income investments, and reduce capital markets volatility
Operating cash flows improved in 1Q12 as compared to 1Q11.  2011 operating cash flows were largely invested in opportunistic repurchases of Tower common stock
$2,438
$2,260
3-31-2012 3-31-2011
Cash and Invested Assets
($millions)
4.7
4.8
3-31-2012 3-31-2011
Yield (%)
$32
$31
3-31-2012 3-31-2011
Net Investment Income
($millions)
Equivalent Fixed Income
Tax -

Positive Trends and Guidance
($ in millions)
2012 Target* 1Q12 Trend through remainder of  2012
Annual GPW Growth 5% - 10% 20.0%
Anticipate growth on the upper end of our 5% to 10% range due to organic growth initiatives and improving market conditions
Loss Ratio 62% - 63% 64.2%
The loss ratio trend for 2012 should improve due to re-underwriting and pricing actions , shift to profitable specialty and property business and declining impact of the runoff business
Expense Ratio 33.5% - 34.5% 35.0%
Expense ratio should benefit over remainder of year from lower acquisition cost trends, lower systems costs at end of year and leveling of OUE by year end
Combined Ratio 95.5% - 97.5% 99.2%
Future improvement  will be driven primarily by reduction in loss and expense ratios expected over the balance of the year
Investment Yield 4.7% - 5.0% 4.7%
Continued growth in invested asset base and book yield
stabilization due to alternative and strategic investments
Operating ROE & 2012
Guidance
9% - 10%
$2.60 - $2.70
8.4% Consistent with prior guidance  the first half of the year is expected to remain below our 9% to 10% guidance and we expect to see
improvement to 10%-12% range occurring in second half of year and continuing into 2013
*Excludes reciprocals

12 Review of the recent transaction with Canopius Group, Ltd

Five Year Goals 2010 – 2014
Transform Tower from a Northeast insurance company into a National insurance company
Develop a robust product platform of commercial, specialty and personal lines products
Expand our business model to enhance profitability (fee income,
Bermuda reinsurance capacity and Lloyds platform)
Improve our systems infrastructure and redesign our organizational structure to support our growth
Deliver ROE that exceeds our target of 10% to 12% by 2014

Canopius Investment
Strategic Rationale:
• Canopius transaction provides Tower with the opportunity to further enhance our business model:
» Obtain the assistance of Canopius with the establishment of a presence at Lloyd’s, subject to the approval of Lloyd’s and the
Financial Services Authority
» Possible merger with Canopius’s Bermuda reinsurance subsidiary, which would result in the CastlePoint platform regaining its Bermuda domicile status
Investment:
• The $75 million investment is subject to completion of the acquisition by
Canopius of Omega Insurance Holdings Limited
• Represents 10.7% ownership interest in Canopius
• Funded from Tower’s existing investment portfolio
• Investment in Canopius will be accounted by Tower using the equity method, and therefore Tower’s pro rata portion of Canopius’ earnings will be included in Tower’s quarterly operating results

Background on Canopius
Canopius is a privately-owned international insurance and reinsurance group underwriting a diversified portfolio of business from its operations at Lloyd’s and around the world
• 2011 gross premiums written of 616 million GBP
• Underwriting activities are mainly conducted through its managed syndicates at
Lloyd's: Syndicate 4444 (composite) and Syndicate 260 (motor).
Tower currently provides 6% quota share reinsurance of Canopius Syndicate
4444
Tower’s investment in Canopius is contingent on its acquisition of Omega
Insurance Holdings Ltd.
• Subject to necessary regulatory consents and acceptance of offer by Omega shareholders
• Acquisition should deliver substantial scale benefits to Canopius

Lloyd’s option
Strategic rationale:
• Obtains the assistance of Canopius with the establishment of a presence at Lloyd’s, subject to the approval of Lloyd’s and the Financial Services Authority
• Accelerates Tower’s ability to access profitable specialty and international business underwritten through the Lloyds market
• Gains Canopius’s expertise in the Lloyd's market and minimizes execution risk of acquiring or developing a standalone Lloyd’s managing agency and syndicate
Terms of the agreement:
• As a condition of the transaction, Tower will increase its quota share reinsurance of
Canopius’
Syndicate 4444 to 10% in 2013
» Projected writings of approximately $100M
• Tower may also elect to reinsure a greater portion of Canopius’s Direct and Facultative (D&F)
Property business
» Potential for modest additional writings in 2012 and up to $30M - $40M in 2013
• Formation of own Corporate Member (an entity that provides funding for Lloyd’s syndicates)
and syndicate
» Enables Tower to take full advantage of the leverage opportunities offered by Lloyd’s

Bermuda Option
Background:
• Tower’s acquisition of CastlePoint Holdings, Ltd. In 2009 resulted in Tower’s Bermuda based reinsurer, CastlePoint Reinsurance Company, becoming subject to U.S taxation
• After deploying the excess capital resulting  from the CastlePoint acquisition, Tower has been seeking a means to enhance the profitability of CastlePoint Re
• Tower’s merger option has a term that extends 18 months following Canopius’s acquisition of
Omega
Canopius’s Bermuda reinsurance company subsidiary
• Over $300M in shareholder capital as of year-end 2011
• Reinsures Lloyd’s business from Canopius’s Lloyds syndicate as well as a small amount of third party business.
Resulting benefits to Tower if option is exercised and merger is successfully executed:
• CastlePoint Re would cease to be a subsidiary of a U.S company
• The capital in the Bermuda subsidiaries would represent about 50% of Tower’s total shareholder platform
• Tower will exercise this option only if we believe the transaction is immediately accretive to earnings and increases ROE target above the current10% to 12% range